Exhibit 99.2

Unlocking Life Changing Therapies May 2026 C O R P O R A T E O V E R V I E W

©2026 R elm ada - Al l ri ghts r eserved Disclosures 2 The Private Securities Litigation Reform Act of 1995 provides a safe harbor for forward-looking statements made by us or on our behalf. This press release contains statements which constitute "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Any statement that is not historical in nature is a forward-looking statement and may be identified by the use of words and phrases such as "if", "may", "expects", "anticipates", "believes", "will", "will likely result", "will continue", "plans to", "potential", "promising", and similar expressions. These statements are based on management's current expectations and beliefs and are subject to a number of risks, uncertainties and assumptions that could cause actual results to differ materially from those described in the forward-looking statements, including potential for Phase 2 NDV-01 data to continue to deliver positive results supporting further development, potential for clinical trials to deliver statistically and/or clinically significant evidence of efficacy and/or safety, failure of interim or top-line results to accurately reflect the complete results of the trial, failure of planned or ongoing preclinical and clinical studies to demonstrate expected results, potential failure to secure FDA agreement on the regulatory path for sepranolone, and NDV- 01, or that future sepranolone, or NDV-01 clinical results will be acceptable to the FDA, failure to secure adequate sepranolone, or NDV-01 drug supply, and the other risk factors described under the heading "Risk Factors" set forth in the Company's reports filed with the SEC from time to time. No forward-looking statement can be guaranteed, and actual results may differ materially from those projected. Relmada undertakes no obligation to publicly update any forward-looking statement, whether as a result of new information, future events, or otherwise. Readers are cautioned that it is not possible to predict or identify all the risks, uncertainties and other factors that may affect future results and that the risks described herein should not be a complete list. This presentation shall not constitute an offer to sell or the solicitation of an offer to buy these securities, nor shall there be any sale of these securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

©2026 R elm ada - Al l ri ghts r eserved Investment Thesis 3 Innovative pipeline of potential high-value assets, led by NDV-01 for non- muscle invasive bladder cancer (NMIBC) NDV-01, a late-stage sustained-release Gem/Doce with attractive commercial profile and well-defined regulatory pathway Improvement vs. conventional Gem/Doce, positioning NDV-01 as a next- generation standard-of-care driven by ease and speed of administration, extended tumor exposure and physician familiarity Proven efficacy of conventional Gem/Doce supported by positive clinical response and tolerability profile for NDV-01 reduce mechanistic and regulatory risk Experienced leadership team supported by leading urology KOLs with direct NMIBC trial and practice experience

Innovative Pipeline of Potential High-Value Assets

Focused on programs with positive proof-of-concept data

Candidate / Indication	Phase 1	Phase 2	Phase 3	Status / Potential Next Steps
NDV-01[1] High-Risk NMIBC (Study TRCG-001)				**2026**: Present data at upcoming medical meetings, continue enrollment
NDV-01 Intermediate-Risk NMIBC (RESCUE Cohort 1)			MID-2026	**Mid-2026**: Initiate RESCUE Phase 3 registrational Cohort 1
NDV-01 2L BCG-Unresponsive (RESCUE Cohort 2A)[2]			MID-2026	**Mid-2026**: Initiate RESCUE Phase 3 registrational Cohort 2A
NDV-01 2L BCG-Unresponsive (RESCUE Cohort 2B)[3]		MID-2026		**Mid-2026:** Initiate RESCUE Phase 2 exploratory Cohort 2B
Sepranolone Prader-Willi Syndrome (PWS)		MID-2026		**Mid-2026**: Initiate Phase 2 study **2026/27**: Identify next Indication

1. NDV-01: A sustained-release intravesical formulation of gemcitabine/docetaxel (Gem/Doce); **2.** BCG-Unresponsive patients with CIS +/- Ta/T1 disease; Phase 3 Cohort 2A is a registrational cohort intended for regulatory approval. **3.** BCG-Unresponsive patients with high-grade Ta/T1 disease. Cohort 2B is an exploratory cohort and not intended for regulatory approval. **NMIBC:** Non-muscle invasive bladder cancer; **BCG:** Bacillus Calmette-Guérin; **2L:** Second Line

©2026 Relmada - All rights reserved
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©2026 R elm ada - Al l ri ghts r eserved 5 NDV-01 A sustained-release intravesical formulation of gemcitabine/docetaxel (Gem/Doce) for patients with NMIBC, with positive Phase 2a data1 1. Relmada press release March 9, 2025 NMIBC: Non-muscle invasive bladder cancer. The graphic is for artistic purposes only, not a factual representation

©2026 R elm ada - Al l ri ghts r eserved Our Focus: Non-Muscle Invasive Bladder Cancer (NMIBC) 6 1. Shih K et al. Aging Dis. 2021. 2. Aldousari S et al. Can Urol Assoc J. 2013. 80% of new cases1,2 20% of new cases1,2 Muscle-invasive Non-muscle invasive NMIBC • Papillary tumors: non-invasive projections from the bladder surface • Carcinoma in situ (CIS): flat, aggressive cancer that is often unresectable MIBC • Tumors have invaded bladder muscle with or without lymph node involvement • Tumors may have spread to nearby organs but are not growing into the pelvic or abdominal wall

NMIBC Represents Multi-Billion Dollar Market Opportunity

Key Highlights

High incidence[1]
4.2% of all new cancer cases in the US

High recurrence[5]
~30%-61% of high-risk patients recur within one year.
Multiple treatment courses

High cost
Complex treatment pathways
$6.5B total annual cost (U.S.)[10]


US prevalence of Bladder Cancer[1]
(Overall Bladder Cancer)
~744,000
New bladder cancer cases[2]
71-97% 5-year overall survival, 8% with advanced disease[3]
~85,000
~ 68,000
NMIBC cancer cases (80% of bladder cancers)[4,6,8,9]
50-80% recurrence rate (over five years)[5]
~ 54,400
Intermediate-risk and high-risk **have increased risk of recurrence and progression** (Intermediate-risk represents 45%[6,7] and high-risk represents 35%[7] of NMIBC cases)

1. National Cancer Institute (SEER). Cancer Stat Facts: Bladder Cancer. **2.** American Cancer Society. Key Statistics for Bladder Cancer. **3.** National Cancer Institute. Bladder Cancer Survival Data. **4.** American Urological Association / SUO. NMIBC Guidelines (2024 Amendment). **5.** Białek et al. EORTC Bladder Cancer Recurrence Calculator. 2024. **6.** Seo et al. J Prev Med Public Health. 2018. **7.** Nielsen et al. Cancer. 2013. **8.** Shih K et al. Aging Dis. 2021. **9.** Aldousari et al. Can Urol Assoc J. 2013. **10.** Clark O et al. Pharmacoecon Open. 2024. **NMIBC:** Non-muscle invasive bladder cancer

©2026 Relmada - All rights reserved
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NMIBC Patient Journey

(*) Initial NDV-01 Registrational Pathways

1 Symptoms

Patient presents to physician; most common presenting symptom is hematuria (blood in urine).

2 Initial Testing

Urologist performs cystoscopy and urine cytology.

3 TURBT

TURBT to stage, risk-stratify, and treat disease.

4 Risked-Based Therapies

Adjuvant therapy (chemotherapy, immunotherapy, systemic therapy) based on patients risk category.

Low-Risk
- Perioperative Chemotherapy

Intermediate-Risk
- Perioperative Chemotherapy
- **Intravesical Chemotherapy/BCG ***

High-Risk
- Perioperative Chemotherapy
- Intravesical BCG

BCG-Unresponsive
- Perioperative Chemotherapy
- Immunotherapy, Intravesical Chemotherapy, and Systemic Therapies

5 Ongoing Surveillance

Regular cystoscopy and urine cytology (up to every 3 months) to monitor for recurrence/progression.

Disease Recurrence

Potential 2L NDV-01 Usage *

Based on AUA/SUO Practice Guidelines, 2024 (Event April 28, 2025 (Holzbeierlein et al. ("Diagnosis and Treatment of Non-Muscle Invasive Bladder Cancer: AUA/SUO Guideline: 2024 Amendment").
NMIBC: Non-muscle invasive bladder cancer; **BCG:** Bacillus Calmette Guérin; **TURBT:** Trans Urethral Resection of Bladder Tumor; **2L:** Second-line

©2026 Relmada - All rights reserved
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Overview of NMIBC Treatment Landscape

Approved and emerging treatments

TURBT Surgery

Complications (>15%)[1]

OR procedure under anesthesia

Patient burden

Intravesical Chemotherapy

Emerging dataset

Conventional Chemotherapies: mitomycin, gemcitabine, Gem/Doce

Sustained-Release: NDV-01 (Gem/Doce), INLEXZO™ (gemcitabine), ZUSDURI (mitomycin)

Gene Therapy/ Immunotherapy

Risk of recurrence (50-80%)[2]

Supply issues

Complex handling requirements

BCG, Adstiladrin®, Anktiva®, Cretostimogene, TARA-002, EG-70, TAR-210 (FGFR inhibitor)

Systemic Therapy

Risk of recurrence

Risk of immune-mediated or systemic side effects

KEYTRUDA® (anti-PD1), Sasanlimab (anti-PD1), TYRA-300 (oral FGFR3)

Relmada internal market research, 2025. **1.** Pycha A et al. Urology. 2003. **2.** Białek, Ł. (2024, August 1). *EORTC Bladder Cancer Recurrence and Progression Calculator*. Omni Calculator.
NMIBC: Non-muscle invasive bladder cancer; **TURBT:** Transurethral resection of bladder tumor; **BCG:** Bacillus Calmette-Guérin

©2026 Relmada - All rights reserved
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©2026 R elm ada - Al l ri ghts r eserved The Burden of Recurrences and TURBT is High 10 • Complication rate > 15%2 • Grade 3/4 complication rate = 9.4%3 • Readmission rate = 5%4 • Procedural Cost = $7,000-$10,0005, 7 • Worsening mental health, physical health and lower urinary tract symptom scores6 1. Sharma V et al. Urology. 2023. 2 . Pycha A et al. Urology. 2003. 3. Bansal A et al. Indian J Urol. 2016. 4. Jindal T et al. Curr Urol. 2023. 5. MediGence TURBT cost data. 6. Lee LJ et al. Clinicoecon Outcomes Res. 2020. 7. Kokkotos F et al. J Clin Oncol. 2022 • 5-year risk of initial recurrence: 54.4%. After initial recurrence 60.1% of patients had a second recurrence by 2 years • After 2nd recurrence, 51.5% of patients had a 3rd recurrence by 3 years Frequent recurrences for IR NMIBC patients: ~ 1 recurrence / year1 Increased risk of progression with more recurrences1 Recurrences typically require TURBT Invasive OR procedure with anesthesia • The 5-year risk of progression: 9.5%, 21.9%, and 37.9% for patients with 1, 2, and 3+ recurrences, respectively

©2026 R elm ada - Al l ri ghts r eserved Gem/Doce Combination Stands Out in Urology Times Survey1 11 What is your preferred treatment for patients with BCG-unresponsive NMIBC? When selecting intravesical therapy after BCG- unresponsive NMIBC, which agent do you most commonly use? 1. Derived from Urology Times: Survey on Treatment Patterns and Preferences in Non–Muscle Invasive Bladder Cancer, June 2025, based on responses from 42 practicing physicians (Saylor, Benjamin P. "Survey: New NMIBC Treatments Face Slow Uptake." Urology Times, 17 July 2025. Clinical trial Nogapendekin alfa inbakicept (ANKTIVA®) Pembrolizumab (KEYTRUDA®) Intravesical chemotherapy Mitomycin-C Nogapendekin alfa inbakicept (ANKTIVA®) Nadofaragene Firadenovec (ADSTILADRIN®) Gemcitabine plus docetaxel (Gem/Doce) Gemcitabine Nadofaragene firadenovec (ADSTILADRIN®) 0% 20% 40% 60% 80% 100% 0% 20% 40% 60% 80% 100%

Significant Issues with Conventional Gem/Doce Intravesical Therapy for NMIBC

Conventional Gem/Doce	NDV-01
4-hour total procedure time	vs. **<5 minutes** for NDV-01
Requires **specialized pharmacy preparation**	vs. NDV-01 comes **ready for use** in two pre-filled plastic syringes
Utilization concentrated in **academic setting**	vs. NDV-01 which provides the **opportunity for community urologist** to deliver Gem/Doce
Limited drug exposure and dwell time	vs. NDV-01 which provides **sustained release** of Gem/Doce for up to 10 days

4-hour conventional Gem/Doce workflow

1. **Preparation by specialized pharmacy**
2. **First administration**
3. **~60-120 min dwell time**
4. **30 min break**
5. **Second administration**
6. **~90-120 min dwell time**

NMIBC: Non-muscle invasive bladder cancer; **Gem/Doce**: Gemcitabine plus Docetaxel

©2026 Relmada - All rights reserved
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©2026 R elm ada - Al l ri ghts r eserved NDV-01 - Targeted Sustained-Release Intravesical Gem/Doce 13 Diffusion through pores Diffusion through the polymer Osmotic pumping Erosion Bladder-targeted solid matrix enables prolonged tumor exposure to the cytotoxic drug combination via multiple delivery modalities

©2026 R elm ada - Al l ri ghts r eserved NDV-01 in-vitro Drug Concentrations Show Continuous & Optimized Drug Release 14 • In-vitro profiles demonstrate stable and predictable drug levels, minimizing peaks and troughs associated with systemic side effects. • Controlled drug exposure can potentially enhance anti-tumor activity while reducing the frequency of administration, enabling biweekly dosing. 0 10 20 30 40 50 60 70 80 90 100 0 20 40 60 80 100 120 140 160 180 200 Release, % Time (hours) Gemcitabine Release % Docetaxel Release % 0 5 10 15 20 25 30 0 500 1000 1500 2000 2500 3000 0 20 40 60 80 100 120 140 160 180 200 Docetaxel Gemcitabine Time (hours) Gem, µg/ml DCTX, µg/ml NDV-01 Gem/Doce Concentration Over Time NDV-01 Cumulative Release Profile Experimental overview: 12g NDV-01 with 10% gemcitabine, 0.25% docetaxel formulation was instilled into 10ml artificial urine (AU F) and kept in an orbital shaker incubator at 370C, 20 rpm. The AUF sample was withdrawn twice a day and replaced by fresh AUF. The drugs concertation in the UAF was quantitatively determin ed by HPLC

NDV-01: Clinically De-Risked with Clear Competitive Advantages

Ready for Use: Rapid, Office-Based Administration

NDV-01 comes as two prefilled syringes instilled in **< 5 minutes**

Convenience: Unlocks Community-Based Treatment

In-office administration by MA/RN/LPN without specialized infusion infrastructure, supporting broad adoption in community urology practices where ~80% of NMIBC patients are treated

Derisked Based on Conventional Gem/Doce Usage

Conventional Gem/Doce is a **well-understood** and **most commonly used in academic practice**, providing familiarity and supporting a lower-risk clinical and regulatory pathway

Prolonged Intravesical Tumor Exposure

NDV-01 delivers continuous intravesical Gem/Doce inside the bladder enabling **sustained tumor exposure**

Favorable Safety & Clearance Profile

The NDV-01 biodegradable polymer gradually disintegrates and is **safely excreted in urine**, vs. Inlexzo™ which requires device extraction

Relmada internal market research 2025. **NMIBC:** Non-muscle invasive bladder cancer; **Gem/Doce**: Gemcitabine plus Docetaxel; **MA:** Medical assistant; **RN:** Registered Nurse; **LPN:** Licensed practical

©2026 Relmada - All rights reserved
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©2026 R elm ada - Al l ri ghts r eserved 16 Study TRCG-011 for High-Risk NMIBC An open-label, single-arm, single-center Phase 2a study to evaluate safety and efficacy of NDV-01 in HR NMIBC patients (NCT06663137) HR: High Risk; NMIBC: Non-muscle invasive bladder cancer

ONGOING TRCG-011 STUDY

Study Design

Inclusion Criteria

- High-risk disease with CIS, Ta/T1 tumors[1,2]
- BCG-naive, BCG-unresponsive, intolerant and experienced patients

Purpose

Evaluate the potential of NDV-01 as a safe and effective treatment for patients with high-risk NMIBC

Primary Endpoint

- Safety
- CR Rate at 12 months

Secondary Endpoint

- DOR
- EFS

Exploratory

- PK


N=70
High-risk NMIBC
Intravesical NDV-01
Induction
6 biweekly instillations
Maintenance
Monthly instillations
Follow up to 24 months
Urinary cytology
Cystoscopy
Upper tract imaging
TURBT or bladder biopsy if necessary

1. The American Cancer Society. Bladder Cancer Stages. American Cancer Society, 12, Mar, 2024; **2.** Holzbeierlein, Jeffrey M., et al. "Diagnosis and Treatment of Non-Muscle Invasive Bladder Cancer: AUA/SUO Guideline: 2024 Amendment." The Journal of Urology, vol. 211, no. 4, Jan. 2024. **CIS**: Carcinoma In Situ; **Ta**: Noninvasive papillary carcinoma; **T1:** Tumor invades lamina propria; **NMIBC:** Non-muscle invasive bladder cancer; **CR:** Complete Response; **DOR:** Duration of Response; **EFS:** Event Free Survival; **PK:** Pharmacokinetics; **TURBT:** Transurethral resection of bladder tumor **BCG:** Bacillus Calmette-Guérin

©2026 Relmada - All rights reserved 17

©2026 R elm ada - Al l ri ghts r eserved Demographic Data 18 ONGOING TRCG-011 STUDY Characteristics N=48 % Age Median (range) 75 (52-93) yr Sex Male 42 87.5% Female 6 12.5% BCG doses Median BCG doses (range) 9 (3-23) BCG-status BCG-naive 23 47.9% BCG-exposed 5 10.4% BCG-unresponsive 20 41.7% Stage CIS +/- Ta/T1 12 25.0% Ta HG 29 60.4% T1 HG 7 14.6% BCG: Bacillus Calmette-Guérin; CIS: Carcinoma In Situ; Ta: Noninv asive papillary carcinoma; T1: Tumor invades lamina propria; HG: High grade

ONGOING TRCG-011 STUDY

NDV-01 Provided Durable Response Over Time

Patient #	Stage	BCG status
01-002	CIS	BCG-UR
01-007	T1	BCG-exposed
01-009	T1	BCG-UR
01-010	T1	BCG-naive
01-011	T1+CIS	BCG-naive
01-013	Ta	BCG-exposed
01-014	Ta	BCG-naive
01-015	Ta	BCG-naive
01-020	Ta	BCG-UR
01-022	Ta	BCG-naive
01-023	Ta	BCG-naive
01-024	Ta	BCG-naive
01-025	Ta	BCG-naive
01-027	Ta	BCG-UR
01-028	Ta	BCG-UR
01-004	CIS	BCG-naive
01-021	Ta	BCG-UR
01-026	Ta	BCG-UR
01-005	T1+CIS	BCG-UR
01-003	CIS	BCG-naive
01-030	Ta	BCG-UR
01-019	Ta	BCG-UR
01-032	Ta	BCG-UR
01-034	T1+CIS	BCG-UR
01-035	Ta	BCG-UR
01-018	Ta	BCG-exposed
01-029	Ta	BCG-UR
01-033	T1	BCG-naive
01-036	Ta	BCG-UR
01-037	Ta	BCG-exposed
01-038	Ta	BCG-naive
01-039	Ta	BCG-naive
01-042	Ta+CIS	BCG-naive
01-043	Ta+CIS	BCG-UR
01-045	T1	BCG-naive
01-046	Ta	BCG-UR
01-044	Ta	BCG-naive
01-001	T1	BCG-naive
01-047	Ta	BCG-naive
01-049	Ta	BCG-naive
01-050	Ta	BCG-naive
01-051	Ta	BCG-exposed
01-052	Ta	BCG-naive
01-054	CIS	BCG-UR
01-055	CIS	BCG-UR
01-059	CIS	BCG-UR
01-060	T1	BCG-naive
01-062	CIS	BCG-naive


3 months
6 months
9 months
12 months
Pending
Discontinued
CR
Non-CR
Re-induced
Ongoing

95% *Anytime* CR rate

87% *3-month* CR rate

86% *6-month* CR rate

85% *9-month* CR rate

76% *12-month* CR rate

CR: Complete response; **BCG:** Bacillus Calmette-Guérin; **BCG-UR:** BCG-unresponsive; **KM:** Kaplan-Meier analysis

©2026 Relmada - All rights reserved
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©2026 R elm ada - Al l ri ghts r eserved Efficacy Results 20 ONGOING TRCG-011 STUDY n/N % Anytime 36/38 95% 3-month 33/38 87% 6-month 25/29 86% 9-month 22/26 85%* 12-month 19/25 76%* 12-month KM analysis - 83% • No patient had progression to muscle invasive disease • No patient underwent a radical cystectomy • 10 patients awaiting 3-month response assessment – Including 3 BCG-unresponsive CIS patients 1. Efficacy evaluable patients (n=38) includes patients with at least 3-month follow-up assessment. *Includes patients with CR after re-induction. 80% CR rate after re-induction; 2. https://www.fda.gov/media/101468/download; BCG: Bacillus Calmette-Guérin; BCG-UR: BCG-unresponsive; KM: Kaplan-Meier analysis n/N % Anytime 16/17 94% 3-month 14/17 82% 6-month 12/14 86% 9-month 10/11 91% 12-month 8/10 80% 12-month KM analysis - 84% • n = 20 patients dosed in BCG-UR subpopulation • BCG-UR defined by FDA definition2 BCG-UR Subpopulation (Complete Response) Efficacy Evaluable Patients1 (Complete Response)

©2026 R elm ada - Al l ri ghts r eserved Treatment-Related AE and Tolerability 21 ONGOING TRCG-011 STUDY No patient had ≥ Grade 3 TRAE No patients discontinued treatment due to AEs Of the 48 patients who received ≥ 1 dose of NDV-01, 30 (63%) had a TRAE • 54% transient uncomfortable urination (dysuria) • 8% asymptomatic positive urine culture • 8% hematuria TRAE: Treatment-related adverse events; AE: Adverse events

©2026 R elm ada - Al l ri ghts r eserved BCG-Unresponsive NMIBC: The Presence of CIS Does NOT Impact Gem/Doce RFS1 22 1. As demonstrated by third-party data: Steinberg et al. J Urol. 2020;203:902–909; BCG: Bacillus Calmette-Guérin; CIS: carcinoma in situ; RFS: recurrence-free survival; HG: High grade Steinberg et al. (2020): n=276; heavily-pre-treated with BCG 12-month RFS: • Any CIS = 60% • HG papillary alone = 61% Cox regression analysis for risk factors: • Presence of CIS does NOT Impact RFS (p=0.15)

©2026 R elm ada - Al l ri ghts r eserved 23 Recurrent / Endovesical / Surgery-sparing / Combination therapy for / Urothelial cancer / Effectiveness Phase 3 Program

PHASE 3 RESCUE TRIAL

Two Independent NDV-01 Approval Pathways Provide Significant Market Opportunity

Registrational Pathway 1

Single-arm trial in 2L BCG-unresponsive NMIBC with CIS who are refractory to approved or developmental 1L therapies

~5k patients/annually in US[1] – based on 12-month CR rates of 19%-46%[3] for 1L BCG-unresponsive therapies

Registrational Pathway 2

Open label randomized controlled trial in intermediate-risk NMIBC – adjuvant therapy following TURBT (NDV-01 vs. observation)

~75k patients/annually in US[1] – with ~35%[2] of intermediate-risk patients receiving adjuvant therapy post-TURBT

1. Based on Internal estimates. **2.** Grabe-Heyne et al. Front Oncol. 2023. **3.** FDA approval summaries; company disclosures; published clinical trial data. **NMIBC:** Non-muscle invasive bladder cancer; **BCG:** Bacillus Calmette-Guérin (BCG); **TURBT:** Transurethral Resection of Bladder Tumor; **CIS**: carcinoma in situ; **1L:** first-line; **2L:** second-line; **CR**: Complete Response;

©2026 Relmada - All rights reserved
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PHASE 3 RESCUE TRIAL

Cohort 2A: 2L BCG-Unresponsive NMIBC

Open-label, single-arm study to evaluate safety and efficacy of NDV-01 in BCG-UR refractory to first-line therapy

Inclusion Criteria

- HR BCG-UR with CIS refractory to first-line therapy

Purpose

- Safety and efficacy of NDV-01 in patients with HR BCG-UR with CIS

Primary Endpoint

- CR anytime
- Safety

Secondary Endpoint

- DOR
- PFS
- RFS amongst responders

Other

- PK

Study design

Cohort 2A[1] (Registrational; N=87)

HR BCG-UR NMIBC with CIS refractory to 1st line therapy

Intravesical NDV-01

Induction
6 biweekly instillations

Maintenance
Monthly instillations

Follow up to 24 months

Urinary cytology
Cystoscopy
TURBT or bladder biopsy if necessary

1. BCG-Unresponsive patients with CIS +/- Ta/T1 disease. Phase 3 Cohort 2A is a registrational cohort intended for regulatory approval. **2.** BCG-Unresponsive patients with high-grade Ta/T1 disease. Phase 2 Cohort 2B is an exploratory cohort and not intended for regulatory approval. **HR:** High risk; **CIS:** Carcinoma In Situ; **CR:** Complete Response; **DOR:** Duration of Response; **RFS:** Recurrence Free Survival; **PFS:** Progression Free Survival; **PK:** Pharmacokinetics; **TURBT:** Transurethral resection of bladder tumor; **BCG:** Bacillus Calmette-Guérin **BCG-UR:** BCG-unresponsive

©2026 Relmada - All rights reserved
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PHASE 3 RESCUE TRIAL

Cohort 1: Adjuvant Intermediate-Risk NMIBC

Registrational Randomized study of TURBT + NDV-01 vs. TURBT in IR NMIBC

Inclusion Criteria

- IR NMIBC
- IBCG risk factors ≥ 1

Primary Endpoint

- DFS*
- Safety

Secondary Endpoint

- HG-RFS
- PFS
- QOL

Study design

Cohort 1 (Registrational; N=276)

TURBT within 12 weeks (+/- single-dose peri-operative chemotherapy)

Stratification Factors:
- LG vs. HG
- Single-dose peri-operative chemotherapy: yes vs. no

Intravesical NDV-01

Induction
6 biweekly instillations
+ maintenance

Observation

Option to have Induction with NDV-01 with recurrence

Follow up to 24 months

Urinary cytology
Cystoscopy
Upper tract imaging
TURBT or bladder biopsy if necessary

*DFS = time from randomization to the date of the first documented recurrence/progression.

DFS: Disease Free Survival; **IR:** Immediate Risk; **HG-RFS:** High Grade Recurrence Free Survival; **PFS:** Progression Free Survival; **QOL:** Quality of Life Metrics; **TURBT**: Transurethral resection of bladder tumor; **IBCG:** International Bladder Cancer Group; **LG:** Low grade; **HG**: High grade

©2026 Relmada - All rights reserved
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Expecting to Advance NDV-01 Towards Registration-Track Studies in Mid-2026

Mid 2026

Initiate Phase 3 RESCUE Trial

Target two independent registrational pathways:

- 2L BCG-Unresponsive NMIBC patients
- Adjuvant Intermediate-Risk NMIBC patients

YE 2026

Interim Phase 3 2L BCG-Unresponsive 3-month Data

Initial 3-month CR data + safety

BCG: Bacillus Calmette-Guérin (BCG); **NMIBC:** No muscle invasive bladder cancer; **IR:** Intermediate Risk

©2026 Relmada - All rights reserved
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©2026 R elm ada - Al l ri ghts r eserved Sepranolone A novel candidate, with potential to overcome the challenges of current therapies for compulsivity disorders 28

Sepranolone Has the Potential to Normalize $GABA_A$ Receptor Activity

GABA (ϒ-aminobutyric acid) is the primary neurotransmitter, involved in anxiety and compulsive disorders[1,2]

Allopregnanolone (ALLO) typically enhances $GABA_A$ calming effects[3, 4]

In some individuals, ALLO exacerbates anxiety and compulsivity[5, 6]

Sepranolone normalizes $GABA_A$ receptor activity without interfering in GABA signaling[7,8]

1. Nuss P et al. Neuropsychiatr Dis Treat. 2015. **2.** Möhler H. Neuropharmacology. 2012. **3.** Belelli D et al. Nat Rev Neurosci. 2005. **4.** Majewska MD et al. Science. 1986. **5.** Girdler SS et al. Biol Psychiatry. 2001. **6.** Bixo M et al. Br J Psychiatry. 2025. **7.** Bixo M et al. Psychoneuroendocrinology. 2017. **8.** Bäckström T et al. Psychoneuroendocrinology. 2021. **$GABA_A$:** ϒ-aminobutyric acid type A; **ALLO:** Allopregnanolone

©2026 Relmada - All rights reserved
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Positive Phase 2 Data and Unique MOA Give Sepranolone Broad Potential

Prader-Willi Syndrome

Genetic disorder often defined by persistent hunger and overeating

Global prevalence 350-400K people[1]

Tourette Syndrome

Neurological disorder characterized by repetitive, involuntary tics, with childhood onset

US prevalence 350-450K children and adults[3]

Essential Tremors

Neurological disorder that causes involuntary, rhythmic shaking. Primarily notice during voluntary movements

US prevalence 6.4 MM people[2]

Obsessive-Compulsive Disorder and related disorders

OCD is characterized by intrusive, unwanted thoughts (obsessions) and repetitive behaviors (compulsions)

US prevalence 8.2M people[4]

1. Scheimann AO. UpToDate. 2023. **2.** Crawford S et al. Neurology. 2020. **3.** Tinker SC et al. Psychiatry Res. 2022. **4.** International OCD Foundation epidemiology data. **PWS:** Prader-Willi syndrome; **ET:** Essential Tremor; **OCD:** Obsessive Compulsive Disorder

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©2026 R elm ada - Al l ri ghts r eserved Sepranolone: Highlights & Development Value 31 Differentiated therapeutic candidate for compulsivity-related disorders, supported by positive proof-of-concept data in Tourette's syndrome Phase 2 study in Prader-Willi syndrome (PWS) planned for mid-2026, targeting a rare genetic disorder affecting 350,000–400,000 individuals worldwide Program readiness: Regulatory engagement and manufacturing activities are actively underway, supporting efficient trial initiation Orphan/rare disease incentives: Potential for orphan drug designation, including regulatory exclusivity, accelerated approval pathways, and enhanced commercial visibility Strategic investor value: Clear development milestones, potential for first- in-class differentiation, and meaningful opportunity in a high-unmet-need rare disease

©2026 R elm ada - Al l ri ghts r eserved Expecting to Advance Sepranolone Towards Phase 2 Study in Prader-Willi Syndrome in Mid-2026 32 Initiation of Pilot Phase 2 study in Prader-Willi Syndrome Focus on evaluating early proof-of-concept PWS: Prader-Willi syndrome Mid 2026

©2026 R elm ada - Al l ri ghts r eserved 33 Corporate Summary

©2026 R elm ada - Al l ri ghts r eserved Financial Overview 34 Gross proceeds from PIPE (net ~$150M million) Provides cash runway through 2029 Cash, cash equivalents & short-term investments As of March 31, 2025 Common shares outstanding ~127.9 million as converted – includes ~15.0M outstanding options (weighted average exercise price of $12.51/share) and ~8.0M outstanding warrants $234.0 million1 $160 million PIPE2 ~104.9 million3 1. As of March 31, 2026 – Includes net proceeds of ~$150M from PIPE on March 9, 2026 ; 2. On March 9, 2026; 3. As of March 31, 2026

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Appendix

Gem/Doce combination has been *embraced by the urologic oncology community*

- Effective salvage treatment for patients who have **failed or are intolerant to BCG** with reported 2-year RFS ~50%[1, 2, 3]
- Gem/Doce is an effective alternative first-line agent in **high-risk BCG naïve** patients with 2-year RFS of 82%[4]
- Gem/Doce use expanding into **intermediate-risk and low-grade tumors** with reported 2-year RFS of 70-80%[5, 6]
- Gem/Doce **avoids/delays radical cystectomy**[7, 8]
- Large ongoing cooperative "BRIDGE" study (n=870) evaluating Gem/Doce combination vs. BCG (NCT05538663)

1. Steinberg RL et al. J Urol. 2020; **2.** Garneau CA et al. Can Urol Assoc J. 2024; **3.** Yim K et al. Urol Oncol. 2023; **4.** McElree IM et al. J Urol. 2022; **5.** McElree IM et al. Urol Oncol. 2023; **6.** Tan WS et al. Eur Urol Oncol. 2023; **7.** Chevuru PT et al. Urol Oncol. 2023; **8.** Narayan VM et al. J Urol. 2024. **9**. Steinberg RL et al. J Urol. 2019; **RFS:** Relapse Free Survival; **BCG:** Bacillus Calmette-Guérin; **NMIBC:** Non-muscle invasive bladder cancer; **Gem/Doce**: Gemcitabine plus Docetaxel

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PHASE 3 RESCUE TRIAL

Cohort 2B: 2L BCG-Unresponsive NMIBC

Open-label, single-arm study to evaluate safety and efficacy of NDV-01 in BCG-UR refractory to first-line therapy

Inclusion Criteria

- HR BCG-UR papillary only refractory to first-line therapy

Purpose

- Safety and efficacy of NDV-01 in patients with HR BCG-UR with CIS

Primary Endpoint

- CR anytime
- Safety

Secondary Endpoint

- DOR
- PFS
- RFS amongst responders

Other

- PK

Study design

Cohort 2B[1] (Exploratory; N=30)
HR BCG-UR NMIBC papillary only refractory to 1st line therapy

Intravesical NDV-01
Induction
6 biweekly instillations
Maintenance
Monthly instillations

Follow up to 24 months
Urinary cytology
Cystoscopy
TURBT or bladder biopsy if necessary

1. BCG-Unresponsive patients with high-grade Ta/T1 disease. Phase 2 Cohort 2B is an exploratory cohort and not intended for regulatory approval. **CR:** Complete Response; **DOR:** Duration of Response; **RFS:** Recurrence Free Survival; **PFS:** Progression Free Survival; **BCG-UR:** BCG-unresponsive

©2026 Relmada - All rights reserved 38

Sepranolone Has the Potential to Normalize $GABA_A$ Receptor Activity



Extrasynaptic receptors contain a δ subunit
Cl⁻
GABA
PAM
Extrasynaptic GABAA receptors
Novel PAM binding site
Increased tonic GABAergic current
Postsynaptic terminal

https://asarinapharma.com/sepranolone/how-does-sepranolone-work/

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©2026 R elm ada - Al l ri ghts r eserved Management 40 Leadership Sergio Traversa Chief Executive Officer Maged Shenouda Chief Financial Officer Chuck Ence Chief Accounting and Compliance Officer Paul Kelly Chief Operating Officer Raj S. Pruthi, MD Chief Medical Officer Charles J. Casamento Chairman of the Board John Glasspool Director Fabiana Fedeli Director Sergio Traversa Chief Executive Officer Board of Directors Paul Kelly Chief Operating Officer